UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Check the appropriate box:

|X|   Preliminary Information Statement

|_|   Confidential, for use of the Commission only
      (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement

                           CSI BUSINESS FINANCE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           CSI BUSINESS FINANCE, INC.
                       109 NORTH POST OAK LANE, SUITE 422
                              HOUSTON, TEXAS 77024

                              INFORMATION STATEMENT

      This Information Statement (this "Information Statement") is being furnished to all holders of shares of common stock, par value $0.001 per share (the "Common Stock") and Series A Convertible Preferred Stock, par value $0.01 per share, of record at the close of business on August 29, 2006 (collectively, the "Shareholders") of CSI Business Finance, Inc., a Florida corporation (the "Company"), with respect to certain corporate actions of the Company. This Information Statement is first being provided to the Shareholders on or about September __, 2006.

      The corporate actions involve four (4) proposals (collectively, the "Proposals") providing for the following:

      1. To approve the adoption of the CSI Business Finance, Inc. 2006 Stock Incentive Plan;

      2. To approve the migration of the Company from a Florida corporation to a Nevada corporation;

      3. To approve to change the name of the Company to Natural Nutrition, Inc.; and

      4. To approve an increase of the number of authorized shares of Common Stock of the Company from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares.

      ONLY THE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 29, 2006 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS. A PRINCIPAL SHAREHOLDER WHO COLLECTIVELY HOLDS IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY'S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED HIS INTENTION TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

                       BY ORDER OF THE BOARD OF DIRECTORS


/s/Timothy J. Connolly
--------------------------------------------
Timothy J. Connolly, Chief Executive Officer

Houston, Texas
August 29, 2006

                                TABLE OF CONTENTS
                                -----------------
                                                                                                                 PAGE NO.
                                                                                                                 --------
INFORMATION STATEMENT...................................................................................................1

   ABOUT THE INFORMATION STATEMENT......................................................................................1

    What Is The Purpose Of The Information Statement?...................................................................1

    Who Is Entitled To Notice?..........................................................................................1

    What Corporate Matters Will The Principal Shareholder Vote For And How Will He Vote?................................1

    What Are The Recommendations of the Board of Directors?.............................................................2

    What Vote Is Required To Approve Each Proposal?.....................................................................2

   PRINCIPAL SHAREHOLDERS...............................................................................................4

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS......................................................................4

   SECURITY OWNERSHIP OF MANAGEMENT.....................................................................................5

   PROPOSALS BY SECURITY HOLDERS........................................................................................5

   DIRECTORS AND EXECUTIVE OFFICERS.....................................................................................6

    Management..........................................................................................................6

COMPENSATION OF EXECUTIVE OFFICERS......................................................................................7

    Stock Options.......................................................................................................7

    Employment Agreements...............................................................................................7

   DESCRIPTION OF CAPITAL STOCK.........................................................................................8

   INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.............................................9

   ADDITIONAL INFORMATION...............................................................................................9

PROPOSAL 1 - ADOPTION OF THE CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN......................................10

    Purpose Of Adopting The CSI Business Finance, Inc. 2006 Stock Incentive Plan.......................................10

    Description Of The CSI Business Finance, Inc. 2006 Stock Incentive Plan............................................10

    Recommendation Of The Board of Directors...........................................................................13

    No Voting Of Shareholders Required.................................................................................13

PROPOSAL 2 - MIGRATION FROM A FLORIDA CORPORATION TO A NEVADA CORPORATION..............................................14

    Purpose and Advantages of Migrating the Company to the State of Nevada.............................................14

    Articles Of Incorporation and Articles of Conversion...............................................................14

    Recommendation Of The Board of Directors...........................................................................14

    No Voting Of Shareholders Required.................................................................................14

PROPOSAL 3 - CHANGE THE COMPANY'S NAME TO NATURAL NUTRITION, INC.......................................................15

    Purpose of Changing the Name of the Company to Natural Nutrition, Inc..............................................15

    Articles of Incorporation and Articles of Conversion...............................................................15

    Recommendation Of The Board of Directors...........................................................................15

    No Voting Of Shareholders Required.................................................................................15

PROPOSAL 4 - INCREASING THE COMPANY'S AUTHORIZED COMMON STOCK..........................................................16

    Purpose Of Increasing Number Of Authorized Shares Of Common Stock..................................................16

    Advantages And Disadvantages Of Increasing Authorized Shares.......................................................16

    Recommendation Of The Board Of Directors...........................................................................16

    No Voting Of Shareholders Required.................................................................................16

   DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS........................................................17

   APPENDIX A CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN....................................................A-1

                           CSI BUSINESS FINANCE, INC.
                       109 NORTH POST OAK LANE, SUITE 422
                              HOUSTON, TEXAS 77024
                            -------------------------

                              INFORMATION STATEMENT
                            -------------------------

      This Information Statement (this "Information Statement") contains information related to certain corporate actions of CSI Business Finance, Inc., a Florida corporation (the "Company"), and is expected to be mailed on or about September __, 2006 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share ("Common Stock") and all holders of Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred") of record at the close of business on August 29, 2006 (collectively, the "Shareholders").


                         ABOUT THE INFORMATION STATEMENT


WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

      This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Shareholders, as of the close of business on August 29, 2006 (the "Record Date"), of the corporate actions expected to be taken pursuant to the written consent of a principal shareholder. Specifically, a holder of our Series A Preferred is expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place on September __, 2006, consisting of: (i) the adoption of the CSI Business Finance, Inc. 2006 Stock Incentive Plan, (ii) the approval of the migration of the Company from a Florida corporation to a Nevada corporation, (iii) the approval to change the Company's name to Natural Nutrition, Inc. and (iv) the approval to increase the authorized Common Stock of the Company from Two hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares (collectively, the "Proposals" and, each, a "Proposal"). A holder of Series A Preferred is entitled to cast on an as converted basis, a number of votes equal to 93.34% of the total issued and outstanding shares of voting capital stock on all matters submitted to the Shareholders for approval, including the Proposals set forth herein.


WHO IS ENTITLED TO NOTICE?

      All holders of shares of Common Stock and Series A Preferred of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to the written consent of a certain principal shareholder. Specifically, a Series A Preferred shareholder has indicated he will vote in favor of the Proposals on September __, 2006. Under Florida corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the Series A Preferred shareholder is entitled to cast, on an "as converted" basis, a number of shares equal to 93.34% of the total issued and outstanding voting stock of the Company, no action by the minority shareholders in connection with the Proposals set forth herein is required.


WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDER VOTE FOR AND HOW WILL HE VOTE?

      The Series A Preferred shareholder who holds, on an "as converted" basis, 93.34% of the total issued and outstanding voting capital stock of the Company, holds a majority of the issued and outstanding voting capital stock required to vote on each matter. Such principal shareholder has indicated that he will vote for the following matters:

      o FOR the approval of the adoption of the CSI Business Finance, Inc. 2006 Stock Incentive Plan (see page 10 herein);

      o FOR the approval of the migration of the Company from a Florida corporation to a Nevada corporation (see page 14 herein);

      o FOR the approval to change the name of the Company to Natural Nutrition, Inc. (see page 15 herein); and

      o FOR the approval to increase the authorized Common Stock of the Company from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares (see page 16 herein).

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

      The recommendations of the Board of Directors are set forth below together with the description of each item in this Information Statement. In summary, the Board recommends a vote:

      o FOR the approval of the adoption of the CSI Business Finance, Inc 2006 Stock Incentive Plan (see page 10 herein);

      o FOR the approval of the migration of the Company from a Florida corporation to a Nevada corporation (see page 14 herein);

      o FOR the approval to change the name of the Company to Natural Nutrition, Inc. (see page 15 herein); and

      o FOR the approval to increase the authorized Common Stock of the Company from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares (see page 16 herein).


WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

      CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN. For the Proposal to adopt the CSI Business Finance, Inc. 2006 Stock Incentive Plan, a vote of a majority of the voting capital stock is required for approval of the Proposal. As a result, a vote to approve this Proposal by a certain Series A Preferred shareholder (which vote is equal to 93.34% of the total voting capital stock of the Company), is required to approve the Proposal.

      MIGRATION TO NEVADA. For the Proposal to migrate the Company from a Florida corporation to a Nevada corporation, a vote of a majority of the voting capital stock is required to approve the Proposal. As a result, a vote to approve this Proposal by a certain Series A Preferred shareholder (which vote is equal to 93.34% of the total voting capital stock of the Company), is required to approve the Proposal.

      CORPORATE NAME CHANGE. For the Proposal to change the name of the Company to Natural Nutrition, Inc., a vote of a majority of the voting capital stock is required for approval of the Proposal. As a result, a vote to approve this Proposal by a certain Series A Preferred shareholder (which vote is equal to 93.34% of the total voting capital stock of the Company), is required to approve the Proposal.

      INCREASE OF AUTHORIZED COMMON STOCK. For the Proposal to increase the authorized Common Stock of the Company from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares, a vote of a majority of the voting capital stock is required to approve the Proposal. As a result, a vote to approve this Proposal by a certain Series A Preferred shareholder (which vote is equal to 93.34% of the total voting capital stock of the Company), is required to approve the Proposal.

      A Series A Preferred shareholder has indicated his intention to vote in favor of the Proposals, and the number of shares of Series A Preferred within his voting control as of the Record Date is listed below. The following principal shareholder holds, on an "as converted" basis, 93.34% of the shares of voting capital stock and accordingly, has sufficient shares to approve the
Proposal:

                                                                                NUMBER OF                           PERCENTAGE OF
                                                                              SHARES TO BE                           TOTAL VOTING
                                                                                CAST FOR                            CAPITAL STOCK
                                                             TOTAL AMOUNT        VOTING           PERCENTAGE         (VOTES CAST
TITLE OF CLASS   NAME AND ADDRESS                        OF DIRECT OWNERSHIP    PURPOSES          OF CLASS(1)          ONLY)(2)
--------------   ----------------                        -------------------    --------          -----------          --------
Series A         Timothy J. Connolly
Preferred        109 North Post Oak Lane, Suite 422
                 Houston, Texas 77024                          60,735(2)          5,000              60.74%             93.34%


(1) Applicable percentages of ownership of are based on 100,000 shares of Series A Preferred outstanding on August 29, 2006 for each shareholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of August 29, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Holders of Common Stock and Series A Preferred shall vote together and not as separate classes, and the Series A Preferred shall be counted on an "as converted" basis where each Series A Preferred share shall be equal to 19,500 shares of Common Stock.

                             PRINCIPAL SHAREHOLDERS

      The table below sets forth information with respect to the beneficial ownership of our Common Stock and Series A Preferred as of August 29, 2006 for
(a) any person who we know is the beneficial owner of more than five percent (5%) of our outstanding Common Stock and Series A Preferred, (b) each of our Directors and executive officers and (c) all of our Directors and officers as a group. Other than the persons identified below, no person beneficially owned more than five percent (5%) of each of the Company's Common Stock and Series A Preferred. There are no other classes or series of capital stock outstanding. On May 23, 2006, the Board of Directors of the Company approved a 25-1 reverse stock split and on July 12, 2006, the Company filed Articles of Amendment to reduce its total number of shares of authorized Common Stock by the same ratio (25-1), combining Five Billion (5,000,000,000) shares into Two Hundred Million (200,000,000) shares of Common Stock. As of the date of this Information Statement, the Company had 6,953,677 shares of Common Stock and 100,000 shares of Series A Preferred issued and outstanding.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                                            TOTAL OF
                                                         AMOUNT OF      AMOUNT & NATURE     DIRECT AND
                       NAME AND ADDRESS OF                 DIRECT       OF BENEFICIAL       BENEFICIAL          PERCENTAGE
TITLE OF CLASS         BENEFICIAL OWNER                  OWNERSHIP         OWNERSHIP        OWNERSHIP           OF CLASS (1)
--------------         ----------------                  ---------         ---------        ---------           ------------
Common                 Susan Greenfield
                       19277 Natures View Court
                       Boca Raton, FL 33498              3,238,283                --        3,238,283             46.57%

Common                 Charles Bleiwise
                       19133 Streamside Court
                       Boca Raton, FL 33498              1,107,793                --        1,107,793             15.93%

Series A Preferred     Timothy J. Connolly
                       109 North Post Oak Lane
                       Suite 422
                       Houston, TX 77024                    60,735         71,455(2)           71,455             71.46%

Series A Preferred     Jan Carson Connolly
                       8602 Pasture View Lane
                       Houston, TX 77024                    10,720         71,455(3)           71,455             71.46%

Series A Preferred     Michael O. Sutton
                       10806 Briar Branch Lane
                       Houston, TX 77024                    19,798            19,798           19,798             19.80%

(1) Applicable percentages of beneficial ownership are based on 6,953,677 shares of Common Stock and 100,000 shares of Series A Preferred outstanding on August 29, 2006 for each shareholder. Each Series A Preferred share shall be convertible into 19,500 shares of Common Stock in accordance with a Share Exchange Agreement. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of August 29, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 60,735 shares of Series A Preferred and 10,720 shares of Series A preferred owned by spouse.

(3) Includes 10,720 shares of Series A Preferred and 60,735 shares of Series A preferred owned by spouse.

                        SECURITY OWNERSHIP OF MANAGEMENT

                                                              AMOUNT OF      AMOUNT & NATURE     TOTAL OF DIRECT
                       NAME AND ADDRESS OF                      DIRECT        OF BENEFICIAL       AND BENEFICIAL      PERENTGE OF
TITLE OF CLASS         BENEFICIAL OWNER                       OWNERSHIP         OWNERSHIP            OWNERSHIP         CLASS (1)
--------------         ----------------                       ---------         ---------            ---------         ---------
Common                 Timothy J. Connolly
                       109 North Post Oak Lane
                       Suite 422
                       Houston, TX 77024                            --                 --                  --               0%

COMMON                 ALL DIRECTORS AND EXECUTIVE
                       OFFICERS AS A GROUP (1 PERSON)               --                 --                  --               0%

Series A Preferred     Timothy J. Connolly
                       109 North Post Oak Lane
                       Suite 422
                       Houston, TX 77024                        60,735          71,455(2)              71,455           71.46%

SERIES A PREFERRED     ALL DIRECTORS AND EXECUTIVE
                       OFFICERS AS A GROUP (1 PERSON)           60,735             71,455              71,455           71.46%

(1) Applicable percentages of ownership are based on 6,953,677 shares of Common Stock and 100,000 shares of Series A Preferred outstanding on August 29, 2006 for each shareholder. Each Series A Preferred share shall be convertible into 19,500 shares of Common Stock in accordance with the Share Exchange Agreement. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of August 29, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 60,735 shares of Series A Preferred and 10,720 shares of Series A Preferred owned by spouse.

                          PROPOSALS BY SECURITY HOLDERS

      No security holder has requested the Company to include any additional proposals in this Information Statement.

                        DIRECTORS AND EXECUTIVE OFFICERS


MANAGEMENT

      The Company is not aware of any legal proceedings in which any Director, executive officer, affiliate or any owner of record or beneficial owner of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such Director, executive officer or affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

      The following table sets forth the names and ages of the current Directors and executive officers of the Company and the positions held by each person at the Company. The executive officers of the Company are elected annually by the Board. The Directors serve one (1) year terms until their successors are elected. The executive officers serve terms of one (1) year or until their death, resignation or removal by the Board.

NAME                       AGE            POSITION(S)
-------------------        ---            ------------------------------------
Timothy J. Connolly        53             Director and Chief Executive Officer
W. Chris Mathers           47             Chief Financial Officer

      As Mr. Connolly is the sole director, there are no family relationships among any of the Directors or executive officers of the Company. Except as provided herein, none of the Company's Directors or executive officers is a Director of any company that files reports with the SEC. None of the Company's Directors have been involved in any bankruptcy or criminal proceeding (excluding traffic and other minor offenses), and none have been enjoined from engaging in any business during the past five (5) years.

      Set forth below is a brief description of the background and business experience of each of the Company's existing Directors and executive officers for the past five (5) years:

      TIMOTHY J. CONNOLLY has served as Chief Executive Officer of the Company since August 30, 2005 and has served as a Director of the Company effective August 25, 2005. Mr. Connolly has been actively engaged in the development of companies for over twenty (20) years, and has been the Chairman, President or CEO of numerous private and public companies. He is currently Vice Chairman of the Board of Directors and Chief Executive Officer of Emerge Capital Corp (OTCBB:EMGC). He is also an elected official, serving as the President and Chairman of the Board of Weston Municipal Utility District for the last twenty
(20) years. Mr. Connolly has been a principal or consultant in transactions over the last twenty (20) years that total in excess of $500 million. He is particularly skilled in the areas of short and long term strategic planning, capital formation, mergers and acquisitions, marketing, sales strategy and crisis resolution. Mr. Connolly is also a nationally syndicated business journalist on both Business Talk Radio Network and Cable Radio Network.

      W. CHRIS MATHERS has served as CFO and Financial Consultant to numerous public and private companies, including Seitel (OTCBB: SELA), Nexus Nano Electronics and CSI Business Finance, Inc. (OTCBB: CSIB). From January 1994 through January 2000, Mr. Mathers served as Chief Financial Officer of InterSystems, Inc., a publicly traded company on the American Stock Exchange. From 2000 through 2006, Mr. Mathers served as a contract Chief Financial Officer for Futures Commissions Merchants. Mr. Mathers brings substantial experience in complex GAAP and SEC reporting issues, as well as experience in start-up organizations. Mr. Mathers is also a Certified Public Accountant and began his career in the audit department of the accounting firm of Price Waterhouse. Mr. Mathers is a 1981 graduate of Southwestern University in Georgetown, Texas.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended December 31, 2005, 2004 and 2003. No other executive officer received compensation exceeding $100,000 during the years ended December 31, 2005, 2004 and 2003.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION             LONG TERM COMPENSATION AWARDS
                                                           -------------------             -----------------------------
                                                                                              SECURITIES
                                                                                             UNDERLYING
                                                                                               OPTIONS
                                                                               OTHER AMOUNT   (NUMBER OF    ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR           SALARY             BONUS       COMPENSATION     SHARES)    COMPENSATION
---------------------------      ----          --------          --------      ------------  -----------   ------------
Timothy J. Connolly,             2005          $ 40,000          $156,500          $ --          $ --          $ --
Chief Executive Officer          2004          $     --          $     --          $ --          $ --          $ --
                                 2003               N/A               N/A           N/A          $ --          $ --

STOCK OPTIONS

      For the years ended December 31, 2003, 2004 and 2005, there were no options granted.


EMPLOYMENT AGREEMENTS

      None.

                          DESCRIPTION OF CAPITAL STOCK


      GENERAL

      The current authorized capital stock of our Company consists of Two Hundred Million (200,000,000) shares of Common Stock, par value $0.001 per share and Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share.

      The following description is a summary of the capital stock of our Company and contains the material terms of our capital stock. Additional information can be found in our Articles of Incorporation (as amended) and our Bylaws.

      COMMON STOCK

      On May 23, 2006, the Board of Directors of the Company approved a 25-1 reverse stock split and on July 12, 2006, the Company filed Articles of Amendment to reduce its total number of shares of authorized Common Stock by the same ratio (25-1), combining Five Billion (5,000,000,000) shares into Two Hundred Million (200,000,000) shares of Common Stock.

      Each share of our Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our shareholders, including the election of Directors. There is no cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefore.

      Holders of our Common Stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to our Common Stock. In the event of liquidation, dissolution or the winding up of the Company, the holders of our Common Stock are entitled to share ratably in all assets remaining after payment of liabilities. All of the shares of Common Stock issued and outstanding are fully paid and non-assessable.

      As of August 29, 2006, there are 6,953,677 shares of Common Stock issued and outstanding.

      PREFERRED STOCK

      The Company is authorized to issue Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share.

      The Company issued One Hundred Thousand (100,000) shares of Series A Convertible Preferred Stock to the shareholders of Corporate Strategies, Inc. pursuant to a Share Exchange Agreement dated August 25, 2005. Each share is convertible into 19,500 shares of the Common Stock of the Company. These shares of preferred stock are equal to shares of Common Stock regarding dividends and liquidation. Except as required by law, the holders of Series A Preferred Stock and the holders of the Common Stock of the Company shall vote together and not as separate classes, and the Series A Preferred Stock shall be counted on an "as converted" basis.

      The Company has Nine Million Nine Hundred Thousand (9,900,000) shares of authorized but unissued shares of "blank check" preferred stock, which may be issued by the Board of Directors with rights, designations, preferences and other terms, as may be determined by the Directors in their sole discretion, at the time of issuance.

      As of the date of this Information Statement, there are One Hundred Thousand (100,000) shares of Series A Convertible Preferred Stock issued and outstanding.

      OPTIONS

      As of the date of this Information Statement, options to purchase 142,366 shares of the Company's Common Stock at an exercise price of $1.31 per share were outstanding. The options expire August 31, 2007.

      WARRANTS

      Rider Insurance Company has warrants to purchase 2,000,000 shares of the Company's Common Stock at an exercise price of $1.00. The warrants are exercisable for a period of ten (10) years from May 2, 2001. Warrants for the purchase of 100,000 shares of Common Stock at an exercise price of $0.55 expire July 28, 2008.

      CONVERTIBLE DEBENTURES

      Effective September 9, 2005, the Company issued a secured convertible debenture (the "Debenture") to Cornell Capital Partners, LP in the amount of $15,635,199. The notes bear interest at five percent (5%), which is accrued until maturity on September 8, 2008. The notes are convertible, at the option of the holders, into Common Stock of the Company at a price of $0.0036 per share, subject to standard anti-dilution provisions relating to splits, reverse splits and other transactions plus a reset provision whereby the conversion prices may be adjusted downward to a lower price per share based on the average of the three lowest closing prices for the five trading days prior to conversion. The Holder has the right to cause the notes to be converted into Common Stock, subject to an ownership limitation of 4.99% of the outstanding stock. The Company has the right to repurchase the Notes at one hundred six percent (106%) of the face amount.

      DIVIDENDS

      The Company has not declared or paid cash dividends on its Common Stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company's operations.

      ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND FLORIDA LAW

      AUTHORIZED BUT UNISSUED STOCK. Authorized but unissued shares of Common Stock and preferred stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desire of the Board of Directors. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

      The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

      TRANSFER AGENT AND REGISTRAR

      Florida Atlantic Stock Transfer, Inc. is the transfer agent and registrar of our Common Stock. Its address is 7130 Nob Hill Road, Tamarac, Florida 33321, and its telephone number is (954) 726-4954.

      INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      (a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

      (b) No Director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.


                             ADDITIONAL INFORMATION

      Additional information concerning CSI Business Finance Inc., including its annual and quarterly reports filed with the U.S. Securities Exchange Commission (the "SEC"), may be accessed through the SEC's EDGAR archives at www.sec.gov.

             PROPOSAL 1 - ADOPTION OF THE CSI BUSINESS FINANCE, INC.
                            2006 STOCK INCENTIVE PLAN

      Our Company's Board of Directors proposes the adoption of the CSI Business Finance, Inc. 2006 Stock Incentive Plan (the "Plan").

PURPOSE OF ADOPTING THE CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN

      The purpose of the adoption of the Plan is to promote the long-term growth and profitability of the Company by (a) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company, and (b) enabling the Company to attract, retain and reward the best-available persons. The Plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted share awards, phantom stock, deferred share units, performance awards, other stock-based awards, or any combination of the foregoing. Equity incentives have been a significant component of compensation for directors, officers, consultants and employees. We believe that this practice will enable the Company to attract and retain highly qualified and experienced individuals. By linking directors, officers, consultants and employees' compensation to corporate performance, their reward is related directly to the Company's success. We believe the use of equity incentives increases motivation to improve shareholder value.


DESCRIPTION OF THE CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN

      Directors, officers, consultants and employees of the Company and its Affiliates, as well as advisors, sales representatives, other individuals performing bona fide services to or for the Company and its Affiliates, and other individuals in connection with their hiring, retention, or otherwise may be granted common stock options to purchase shares of Common Stock (both incentive stock options, or "ISOs", and non-ISOs, though only employees may receive ISOs), stock appreciation rights ("SARs"), restricted shares or units, unrestricted shares, deferred share units, performance units, phantom stock and other stock-based awards under the Plan. In the discussion below, the term "Awards" refers to all forms of award that the Plan authorizes. Upon the effectiveness of the Plan, the Company will have zero (0) non-employee directors, three (3) employee directors, and approximately ten (10) additional employees, and no other individuals expected to be eligible to receive Awards under the Plan. The following table sets forth the benefits and/or amounts that will be received by or allocated to each eligible participant under the Plan:

                                NEW PLAN BENEFITS
              CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN


NAME AND POSITION                                                               DOLLAR VALUE ($)      NUMBER OF UNITS
---------------------------------------------------------------------           ----------------      ---------------
Timothy J. Connolly, CEO and Director................................                  -               None To Date
                                                                                ----------------      ---------------
W. Chris Mathers, Chief Financial Officer............................                  -               None To Date
                                                                                ----------------      ---------------
Executive Group......................................................                  -               None To Date
                                                                                ----------------      ---------------
Non-Executive Director Group.........................................                  -               None To Date
                                                                                ----------------      ---------------
Non-Executive Officer Employee Group.................................                  -               None To Date
                                                                                ----------------      ---------------

      On a calendar year basis, an amount of shares of Common Stock equivalent to fifteen percent (15%) of the fully diluted shares outstanding on January 2 of any such calendar year (without taking into account outstanding Awards at the end of the prior calendar year) may be allocated, at the discretion of the Administrator, to be granted as Awards under the Plan, less Awards outstanding at the end of the prior calendar year. In no event shall the number of shares which may be allocated as Awards under the Plan be less than Ten Million (10,000,000) shares of Common Stock for a given calendar year.

      Notwithstanding this limit, not more than an aggregate of ten percent (10%) of the total shares within the plan may be subject to ISO Awards during the term of the Plan, and not more than an aggregate of ten percent (10%) of the total shares within the plan may be subject to Awards in a form other than options and SARs. Any limitations on the maximum number of options granted to any director, officer, or employee under the plan shall be determined from time to time at the sole discretion of the Administrator, including any such maximum number with respect to any individual during the first fiscal year that the individual is employed with the Company or an Affiliate. The number of shares subject to any such limits may be adjusted in the event of certain changes in the capitalization of the Company.

      The Board will administer the Plan or a committee appointed by the Board (referred to as the "Administrator"). The Administrator will have authority, subject to the terms of the Plan, to determine when and to whom to make grants under the plan, the type of Award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which Awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the Plan and Awards.

      OPTIONS. Options granted under the Plan provide participants with the right to purchase shares at a predetermined exercise price. The Administrator may grant ISOs and non-ISOs; provided that ISO treatment is not be available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

      SARS. A share appreciation right generally permits a participant who receives it to receive, upon exercise, cash and/or shares equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The Administrator may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding one hundred percent (100%), of the excess value.

      EXERCISE PRICE FOR OPTIONS AND SARS. The per share purchase price under each option or SAR granted shall be established by the Administrator at the time the option is granted. However, the per share purchase price for non-ISOs shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of ISOs may not be less than one hundred percent (100%) of the fair market value on the grant date of the underlying shares subject to the Award for participants who own more than ten percent (10%) of our shares on the grant date.

      EXERCISE OF OPTIONS AND SARS. Each option granted pursuant to the Plan shall be for such term as determined by the Administrator; provided, however, that no option shall be exercisable sooner than one (1) year nor more than ten
(10) years from the date it was granted (five (5) years in the case of ISOs granted to employees who, at the time of grant, own more than ten percent (10%) of the Company's outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder's termination of employment or service. With respect to options, the Administrator has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Administrator approves.

      RESTRICTED SHARES, RESTRICTED SHARE UNITS, UNRESTRICTED SHARES, PHANTOM STOCK, DEFERRED SHARE UNITS, AND OTHER STOCK-BASED AWARDS. Under the Plan, the Administrator may grant restricted shares and restricted share units that are forfeitable until certain vesting requirements are met, and may grant unrestricted shares as to which the participant's interest is immediately vested. For restricted Awards, the Plan provides the Administrator with discretion to determine the terms and conditions under which a participant's interests in such Awards becomes vested. In addition, the Administrator may grant phantom stock (Awards denominated n stock-equivalent units), deferred share units, and other stock-based Awards. Deferred share units may only be awarded to certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.

      Whenever shares are released pursuant to these Awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company's shareholders received between the date of the Award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company's shareholders during the same period. Such cash dividends will accrue simple interest from their payment date to the Company's shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

      PERFORMANCE AWARDS. The Plan authorizes the Administrator to grant performance-based Awards in the form of performance units that the Administrator may, or may not, designate as "Performance Compensation Awards" that are intended to be exempt from Code section 162(m) limitations. In either case, performance-based Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance-based Awards are payable in shares, cash, or some combination of the two; the individual participant limit of shares granted per performance period shall be subject to the sole determination of the Administrator. The Administrator decides the length of performance periods, but the periods may not be less than one (1) fiscal year of the Company.

      With respect to Performance Compensation Awards, the Plan requires that the Administrator specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

      Under the Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

      INCOME TAX WITHHOLDING. As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award or the issuance of shares.

      TRANSFERABILITY. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution.

      CERTAIN CORPORATE TRANSACTIONS. The Administrator shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the Plan.

      In addition, in the event or in anticipation of a Change in Control (as defined in the Plan), outstanding options and SARs will terminate upon the effective time of the Change in Control, unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution and the equivalent Awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of options and SARs under the

      Plan will be permitted, for a period of at least twenty days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

      TERM OF THE PLAN; AMENDMENTS OR TERMINATION. The Board has the power to terminate, amend or modify the Plan at any time. If the Board does not take action to earlier terminate the Plan, it will terminate on December 13, 2015. Certain amendments may require the approval of the Company's shareholders. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards that previously had been granted without the written consent of the holders of those options unless it relates to an adjustment pursuant to certain transactions that change the Company's capitalization or it is otherwise mutually agreed between the participant and the Administrator. Notwithstanding the foregoing, the Administrator may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

      EXPECTED FEDERAL INCOME TAX CONSEQUENCES. The following is a general discussion of certain U.S. federal income tax consequences relating to Awards granted under the Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

      Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of Awards are as follows:

      NON-ISOS. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

      ISOS. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a "disqualifying disposition" occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

      SHARE APPRECIATION RIGHTS. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

      RESTRICTED SHARES, RESTRICTED SHARE UNITS, DEFERRED SHARE UNITS, PERFORMANCE AWARDS, AND UNRESTRICTED SHARES. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance Awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance Awards and Awards of unrestricted shares.

      SPECIAL TAX PROVISIONS. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a twenty percent (20%) excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not "performance-based" within the meaning of Code section 162(m) in certain circumstances. The Plan is designed to permit Awards that qualify as performance-based compensation for this purpose.

      COMPLIANCE WITH SECTION 409A OF THE CODE. The Company intends that all Options granted under the Plan not be considered to provide for the deferral of compensation under Section 409A of the Code and that any other Award that does provide for such deferral of compensation shall comply with the requirements of
Section 409A of the Code and, accordingly, this Plan shall be so administered and construed. Further, the Company may modify the Plan and any Award to the extent necessary to fulfill this intent.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board unanimously recommended a vote "FOR" the approval of the adoption of the CSI Business Finance, Inc. 2006 Stock Incentive Plan.

NO VOTING OF SHAREHOLDERS REQUIRED

      We are not soliciting any votes with regard to this Proposal to adopt the CSI Business Finance, Inc. 2006 Stock Incentive Plan. The Series A Preferred shareholder who has indicated an intention to vote in favor of this Proposal holds, on an "as converted" basis, 93.34% of the total issued and outstanding shares of voting capital stock and accordingly, this principal shareholder has sufficient shares to approve the Proposal.

    PROPOSAL 2 - MIGRATION FROM A FLORIDA CORPORATION TO A NEVADA CORPORATION


PURPOSE AND ADVANTAGES OF MIGRATING THE COMPANY TO THE STATE OF NEVADA

      The Board believes that it is in the Company's best interest to migrate from a Florida Corporation to a Nevada corporation because Nevada law provides greater advantages to small businesses, including greater tax savings, greater protection of corporate assets, lighter reporting and disclosure obligations and greater privacy for investors, officers and directors as is more fully set forth.

      First, Nevada affords a corporation greater tax savings than Florida. Notably, there is no state income tax on corporations or corporate shares, no franchise tax, no personal income tax and no inheritance tax. Furthermore, Nevada corporations are not required to file state tax returns.

      Second, Nevada law also provides for the protection of corporate assets by preventing creditors from dismantling companies and liquidating assets to satisfy debts. The sole remedy of a creditor for collecting debts is a type of court order that allows creditors to receive payments on debts solely from disbursements made to shareholders. In other words, until a corporation decides to make a distribution, the creditor receives nothing.

      Third, Nevada's reporting and disclosure obligations are lighter than in any other state. The Nevada Secretary of State only requires minimal annual reporting, which is limited to submitting the name(s) and address(es) of the person(s) holding the position of officer or director. Furthermore, share information and shareholder identity are protected in that Nevada does not require the name(s) and address (es) of the shareholder(s) to be publicly filed.

      Other notable advantages include the following:

      o Nevada allows corporations to use bearer stock certificates, which allow owners or investors utilizing such bearer shares to exercise control or ownership while remaining anonymous.

      o There is no requirement in Nevada of an information sharing agreement with the Internal Revenue Service.

      o Nevada does not impose restrictions on the place, time, or frequency of shareholders or directors meetings. The shareholders of a standard corporation may consist of any number of individuals of any nationality and/or any number of corporations.


ARTICLES OF INCORPORATION AND ARTICLES OF CONVERSION

      The Company shall file Articles of Incorporation and Articles of Conversion (together, the "Articles") with the Secretary of State of the State of Nevada and Articles of Conversion with the Secretary of State of the State of Florida (collectively with the Articles, the "Migration Documents") in order to effect the migration of CSI Business Finance, Inc., the Florida corporation to Natural Nutrition, Inc., the Nevada corporation. After the Company files the Migration Documents and upon confirmation from Nevada and Florida confirming the effectiveness of the Migration Documents, the Company shall cease being a Florida corporation under the name CSI Business Finance, Inc. The Company's capital structure shall be the same as the current capital structure of the Company except that the Company's authorized Common Stock shall be increased from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) Shares simultaneously with the Company's migration from a Florida to a Nevada corporation as is more fully set forth in the Section herein entitled "Proposal 4 - Increasing The Company's Authorized Common Stock". Furthermore, the principal place of business of the Company will remain at 109 North Post Oak Lane, Suite 4221, Houston, Texas 77024


RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board unanimously recommended a vote "FOR" the approval to migrate the Company from a Florida corporation to a Nevada Corporation.


NO VOTING OF SHAREHOLDERS REQUIRED

      We are not soliciting any votes with regard to the proposal to migrate the Company. The Series A Preferred shareholder who has indicated an intention to vote in favor of this Proposal holds, on an "as converted" basis, 93.34% of the total issued and outstanding shares of voting capital stock and accordingly, this principal shareholder has sufficient shares to approve the Proposal.

        PROPOSAL 3 - CHANGE THE COMPANY'S NAME TO NATURAL NUTRITION, INC.

      Our Company's Board of Directors proposes to change our Company's name from CSI Business Finance, Inc. to Natural Nutrition, Inc., simultaneously with the Company's migration from a Florida corporation to a Nevada corporation.


PURPOSE OF CHANGING THE NAME OF THE COMPANY TO NATURAL NUTRITION, INC.

      The Board believes that it is in the Company's best interest to have the Company change its name in light of the fact that the former business of the Company is no longer operational, and therefore its current name no longer reflects the business and operations of the Company under the name CSI Business Finance, Inc.


ARTICLES OF INCORPORATION AND ARTICLES OF CONVERSION

      In connection with the migration of the Company from a Florida corporation to a Nevada corporation as is more fully set forth in the Section entitled "Proposal 2 - Migration From a Florida Corporation to a Nevada Corporation" herein, the Company shall file with the Secretary of State of the State of Nevada Articles of Incorporation and Articles of Conversion, each of which shall indicate "Natural Nutrition, Inc." as the new name of the Company.


RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board unanimously recommended a vote "FOR" the approval to change the name Natural Nutrition, Inc. from CSI Business Finance, Inc. to Natural Nutrition, Inc. upon migrating from Florida to Nevada and upon Articles of Incorporation and Articles of Conversion with the Secretary of State of the State of Nevada with the new name Natural Nutrition, Inc.


NO VOTING OF SHAREHOLDERS REQUIRED

      We are not soliciting any votes with regard to the proposal to change the company name from CSI Business Finance, Inc. to Natural Nutrition, Inc. upon migrating from Florida to Nevada and upon filing Articles of Incorporation and Articles of Conversion with the Secretary of State of the State of Nevada with the new name Natural Nutrition, Inc. The Series A Preferred shareholder who has indicated an intention to vote in favor of this Proposal holds, on an "as converted" basis, 93.34% of the total issued and outstanding shares of voting capital stock and accordingly, this principal shareholder has sufficient shares to approve the Proposal.

          PROPOSAL 4 - INCREASING THE COMPANY'S AUTHORIZED COMMON STOCK

      The Company's Board of Directors proposes to increase the number of authorized shares of Common Stock of the Company, from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares simultaneously with the Company filing Articles of Incorporation with the Secretary of State of the State of Nevada in connection with the migration of the Company from a Florida to a Nevada corporation.


PURPOSE OF INCREASING NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      The Company's Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Board believes that having such additional authorized shares of Common Stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

      FILING ARTICLES OF INCORPORATION. This Proposal provides for the authorization of Nine Billion Eight Hundred Million (9,800,000,000) additional shares of Common Stock. As of August 29, 2006, 6,953,677 shares of Common Stock were issued and outstanding.

      The Company shall file, among other things, Articles of Incorporation with the Secretary of State of the State of Nevada in order to effect its migration from a Florida to a Nevada corporation. Article 5 of the Articles of Incorporation shall read as follows:

                  "Capital Stock. This Corporation is authorized to issue two
            (2) classes of shares designated respectively "Common Stock" and "Preferred Stock" and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this Corporation is authorized to issue is Ten Billion (10,000,000,000) and each such share shall have a par value of $0.001, and the total number of shares of Preferred Stock this Corporation is authorized to issue is Ten Million (10,000,000) and each such share shall have a par value of $0.001. The Preferred Shares may be issued from time to time in one (1) or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The board of directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally \fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series."


ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED SHARES

      There are certain advantages and disadvantages of voting for an increase in the Company's authorized Common Stock. The advantages include:

      o The ability to raise capital by issuing capital stock in financing transactions.

      o To have shares of Common Stock available to pursue business expansion opportunities, if any.

      The disadvantages include:

      o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

      o The issuance of authorized but un-issued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company's Board of Directors, at that time.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board unanimously recommended a vote "FOR" the approval to increase the number of authorized shares of Common Stock from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares.

NO VOTING OF SHAREHOLDERS REQUIRED

      We are not soliciting any votes with regard to the proposal to increase the number of authorized shares of Common Stock from Two Hundred Million (200,000,000) to Ten Billion (10,000,000,000) shares. The principal shareholder that has indicated an intention to vote in favor of this Proposal holds 93.34% of the total issued and outstanding shares of voting stock and accordingly, this principal shareholder has sufficient shares to approve the Proposal.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

      Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 109 North Post Oak Lane, Suite 422, Houston, Texas 77024; or by calling the Company at (713) 621-2737 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Timothy J. Connolly
                                             ----------------------------------
                                             Name:  Timothy J. Connolly
                                             Title: Chief Executive Officer

Houston, Texas
August 29, 2006

                                   APPENDIX A
              CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN

1.    ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

      CSI Business Finance, Inc, a Florida corporation (the "Company"), hereby establishes the CSI BUSINESS FINANCE, INC. 2006 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (a) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company, and (b) enabling the Company to attract, retain and reward the best-available persons. The Plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted share awards, phantom stock, deferred share units, performance awards, other stock-based awards, or any combination of the foregoing.

2.    DEFINITIONS

      Under this Plan, except where the context otherwise indicates, the following definitions apply:

      (A) "AFFILIATE" means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of fifty percent (50%) or more of the total combined voting power or value of all classes of stock or interests of the entity.

      (B) "APPLICABLE LAW" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

      (C) "AWARD" means any stock option, stock appreciation right, stock award, phantom stock award, performance award or other stock-based award.

      (D) "BOARD" means the Board of Directors of the Company.

      (E) "CAUSE" for termination of a Participant's Continuous Service either has the meaning set forth in any employment-related written agreement between the Participant and the Company, or means that the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons after receiving both a specific written notice of the conduct that the Board considers "Cause" and a reasonable opportunity to cure such conduct (if it is reasonably capable of being cured): (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The Board shall in its discretion determine whether or not a Participant is being terminated for Cause. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

      (F) "CHANGE IN CONTROL" means: (i) the acquisition (other than from the Company) by any Person, as defined in this Section 2(f), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act of fifty percent (50%) or more of (A) the then outstanding shares of the securities of the Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors (the "Company Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning one hundred percent (100%) of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock. For purposes of this Section 2(f), a "Person" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act other than: employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company.

      (G) "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

      (H) "COMMON STOCK" means shares of common stock of the Company, par value $0.001 per Share.

      (I) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

      (J) "CONTINUOUS SERVICE" means the absence of any interruption or termination of a Participant's service as an Employee, Director or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between a Participant's service as an Employee, Director and a Consultant will not constitute an interruption of Continuous Service.

      (K) "DEFERRED SHARE UNITS" means Awards pursuant to Section 10 of the
Plan.

      (L) "DIRECTOR" means a member of the Board, or a member of the board of directors of an Affiliate.

      (M) "DISABLED" means a condition under which a Participant:

            (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

            (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, received income replacement benefits for a period of not less than three (3) months under an accident or health plan covering Employees of the Company.

      (N) "ELIGIBLE PERSON" means any Consultant, Director or Employee.

      (O) "EMPLOYEE" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

      (P) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (Q) "FAIR MARKET VALUE" means, with respect to a share of the Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and listed for trading on a national exchange or market, "Fair Market Value" means, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator's discretion, quoted on the American Stock Exchange; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market; (iii) the closing high bid on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator's discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term "relevant date" as used in this Section 2(q) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator's discretion.

      (R) "GRANT AGREEMENT" means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

      (S) "GRANT DATE" has the meaning set forth in Section 16 of the Plan.

      (T) "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

      (U) "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within sixty (60) days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than fifty (50) miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

      (V) "NONQUALIFIED OPTION" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

      (W) "OPTION" means any stock option granted pursuant to Section 7 of the Plan.

      (X) "PARTICIPANT" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

      (Y) "PERFORMANCE AWARDS" means Performance Units and Performance Compensation Awards granted pursuant to Section 13 of the Plan.

      (Z) "PERFORMANCE COMPENSATION AWARDS" means Awards granted pursuant to
Section 13(b) of the Plan.

      (AA) "PERFORMANCE UNIT" means Awards granted pursuant to Section 13(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

      (BB) "PERSON" means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

      (CC) "PHANTOM STOCK" means Awards pursuant to Section 11 of the Plan.

      (DD) "REPORTING PERSON" means an officer, Director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

      (EE) "RESTRICTED SHARES" means Shares subject to restrictions imposed pursuant to Section 9 of the Plan.

      (FF) "RESTRICTED SHARE UNITS" means Awards pursuant to Section 9 of the Plan.

      (GG) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

      (HH) "SAR" or "SHARE APPRECIATION RIGHT" means Awards granted pursuant to
Section 8 of the Plan.

      (II) "SHARE" means a share of Common Stock, as adjusted in accordance with
Section 15 of the Plan.

      (JJ) "SECURITIES ACT" means the Securities Act of 1933, as amended.

      (KK) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

      (LL) "UNRESTRICTED SHARES" means Shares awarded pursuant to Section 9 of the Plan.

3.    ADMINISTRATION

      (A) ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

      (B) POWERS OF THE ADMINISTRATOR. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

      The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

      The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

      (C) NON-UNIFORM DETERMINATIONS. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Administrator's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.

      (D) LIMITED LIABILITY. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

      (E) INDEMNIFICATION. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

      (F) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Grant Agreements. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other Employee, Consultant, or Director of the Company, and their respective successors in interest. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

4.    SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

      (A) GENERAL. Subject to adjustments as provided in Section 15(b) of the Plan and subject to the discretion of the Administrator, the number of Awards that may be granted under the Plan in each calendar year during any part of which the Plan is in effect shall be such number of shares equivalent to fifteen percent (15%) of the fully diluted shares of Common Stock outstanding on January 2 of a given calendar year, without taking into account Awards outstanding under the Plan that are exercisable for or convertible into Common Stock or that are unvested stock Awards ("Outstanding Awards"), less the number of shares subject to Outstanding Awards at the close of business on that date. In no event shall the number of shares be less than Ten Million (10,000,000) shares of Common Stock. Notwithstanding the foregoing, in no event shall more than an aggregate of ten percent (10%) of the total shares of Common Stock within the plan be subject to ISO Awards during the term of the Plan. The Company shall reserve as of the end of each preceding calendar year a sufficient number of Shares to satisfy outstanding Awards under the Plan and the number of additional shares available for issuance in accordance with the formula stated above. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any Shares, or if any Shares are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to ISOs. For all Awards, the Shares of Common Stock issued pursuant to the Plan may be authorized but unissued Shares, Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a grantor or other trust that the Board approves.

      (B) SPECIFIC AWARD LIMITATIONS. Subject to the provisions of Section 15 of the Plan, the maximum number of Shares that the Company may issue in a form other than Options and SARs is ten percent (10%) of the total shares within the plan.

      (C) INDIVIDUAL AWARD LIMITS. Subject to adjustments as provided in Section 15(b) of the Plan, the maximum number of Shares of Common Stock subject to Awards of any combination that may be granted during any one (1) fiscal year of the Company to any one (1) individual under this Plan shall be determined from time to time at the sole discretion of the Administrator, including any such maximum number with respect to any individual during the first fiscal year that the individual is employed with the Company or an Affiliate. The Administrator may adjust any such limitations pursuant to Section 15(b) below. Any such per-individual limits shall not be adjusted to effect a restoration of Shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5.    PARTICIPATION

      Participation in the Plan shall be open to all Employees, Consultants, advisors, sales representatives, officers and Directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services. A Participant who has been granted an Award may be granted an additional Award or Awards if the Administrator shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

6.    AWARDS

      (A) GENERAL. The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

      (B) REPLACEMENT AWARDS. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Administrator may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Administrator deems appropriate. In the case of Options and SARs, these other terms may not involve an exercise price that is lower than the exercise price of the surrendered Option or SARs unless the Company's shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

7.    OPTION AWARDS

      (A) TYPES; DOCUMENTATION. The Administrator may in its discretion grant ISOs to any Employee and Nonqualified Options to any Eligible Person, and shall evidence any such grants in a Grant Agreement that is delivered to the Participant. Each Option shall be designated in the Grant Agreement as an ISO or a Nonqualified Option, and the same Grant Agreement may grant both types of Options, provided, however, that Awards of ISOs shall be limited to Employees of the Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation", as defined in Code Sections 424(e) and (f), respectively, of the Company. At the sole discretion of the Administrator, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Administrator shall deem advisable in its sole and absolute discretion.

      (B) ISO $100,000 LIMITATION. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Nonqualified Options. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this
Section 7(b) shall be automatically adjusted accordingly.

      (C) TERM OF OPTIONS. Each Grant Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 7(e) hereof; provided, that, the term of any Option may not exceed ten (10) years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five (5) years from the Grant Date.

      (D) EXERCISE PRICE. The exercise price of an Option shall be determined by the Administrator in its discretion and shall be set forth in the Grant Agreement, subject to the following special rules:

            (i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

            (ii) Nonqualified Options. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Nonqualified Option shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

      (E) TERMINATION OF CONTINUOUS SERVICE. The Administrator may establish and set forth in the applicable Grant Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Administrator may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Grant Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Grant Agreement.

      The following provisions shall apply to the extent a Grant Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

            (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within ninety (90) days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

            (ii) Disability. In the event of termination of a Participant's Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

            (iii) Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within one (1) year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

            (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty
(30) days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one (1) year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

            (v) Cause. If the Administrator determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

      (F) REVERSE VESTING. The Administrator in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

      (G) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made. In addition, but subject to any shareholder approval requirement of applicable law, if the Fair Market Value for Shares subject to an Option is more than thirty three percent (33%) below their exercise price for more than thirty (30) consecutive business days, the Administrator may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) subject to the approval of the shareholders of the Company, by irrevocably committing to grant a new Option, on a designated date more than six (6) months after such termination and cancellation of such Option (but only if the Participant's Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

8.    STOCK APPRECIATION RIGHTS

      (A) STOCK APPRECIATION RIGHTS. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SARs"). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one (1) share of Common Stock over (B) the base price per Share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in Shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

      (B) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. The Administrator shall establish and set forth in the applicable Grant Agreement the terms and conditions on which a SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of
Section 7(e) above shall apply to the extent a Grant Agreement does not specify the terms and conditions upon which a SAR shall terminate when there is a termination of a Participant's Continuous Service.

      (C) BUY-OUT. The Administrator has the same discretion to buy-out SARs as it has to take such actions pursuant to Section 7(g) above with respect to Options.

9.    RESTRICTED SHARES AND RESTRICTED SHARE UNITS; UNRESTRICTED SHARES

      (A) GRANTS. The Administrator may in its discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in a Grant Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in a Grant Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Administrator may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Administrator may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

      (B) VESTING AND FORFEITURE. The Administrator shall set forth in a Grant Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Grant Agreement or the Administrator otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in a Grant Agreement.

      (C) ISSUANCE OF RESTRICTED SHARES PRIOR TO VESTING. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Grant Agreement or the Administrator otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 9(e) below.

      (D) ISSUANCE OF SHARES UPON VESTING. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one (1) Share for each vested Restricted Share (or issue one (1) Share free of the vesting restriction for each vested Restricted Share
Unit), unless a Grant Agreement provides otherwise. No fractional shares shall be distributed but shall be rounded up to the next full share at the election of the Administrator. Notwithstanding the foregoing, if the Administrator determines that an issuance of Shares at the time of vesting is not a "permissible distribution event" within the meaning of Section 409A of the Code, then the issuance of the Shares will be automatically deferred until the earliest date on which issuance of the Shares in unrestricted form will constitute a permissible distribution event pursuant to paragraphs (i), (ii),
(iii), (v) or (iv) of Section 409A(a)(2)(A) of the Code.

      (E) DIVIDENDS PAYABLE ON VESTING. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 9(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 9(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Grant Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Administrator, simple interest at a rate as the Administrator may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

      (F) SECTION 83(B) ELECTIONS. A Participant may make an election under
Section 83(b) of the Code (the "Section 83(b) Election") with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Administrator with written notice of his or her intention to make
Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Administrator may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares.

      Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 10 below.

      (G) DEFERRAL ELECTIONS. At any time within the thirty (30) day period (or other shorter or longer period that the Administrator selects) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Administrator may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Administrator, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 10 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 9(d) above.

      The Administrator may grant Awards hereunder in the form of unrestricted shares ("Unrestricted Shares"), which shall vest in full upon the date of grant or such other date as the Administrator may determine or which the Administrator may issue pursuant to any program under which one or more Eligible Persons (selected by the Administrator in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

10.   DEFERRED SHARE UNITS

      (A) ELECTIONS TO DEFER. The Administrator may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Administrator (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period that the Administrator establishes prospectively) during which compensation is deferred. Unless, within five (5) business days after the Company receives an Election Form, the Company sends the Participant a written notice explaining why it is invalid, each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 9(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 13(e) regarding deferral of Performance Awards. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Administrator may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

      (B) VESTING. Unless a Grant Agreement expressly provides otherwise, each Participant shall be one hundred percent (100%) vested at all times in any Shares subject to Deferred Share Units.

      (C) ISSUANCES OF SHARES. The Company shall provide a Participant with one
(1) Share for each Deferred Share Unit in five (5) substantially equal annual installments that are issued before the last day of each of the five (5) calendar years that end after the date on which the Participant's Continuous Service terminates, unless -

            (i) the Participant has properly elected a different form of distribution, on a form approved by the Administrator, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten (10) years following termination of the Participant's Continuous Service, and

            (ii) the Company received the Participant's distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 10(a), provided that (subject to any prospective changes that the Administrator communicates in writing to a Participant), the Participant may change such election through any subsequent election that (i) is delivered to the Administrator at least one (1) year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant's election, and (ii) defers the commencement of distributions by at least five (5) years from the originally scheduled commencement date.

      Fractional shares shall not be issued and shall be rounded up to the next full share at the election of the Administrator.

      (D) CREDITING OF DIVIDENDS. Whenever Shares are issued to a Participant pursuant to Section 10(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent (5%) per annum, or such other reasonable rate as the Administrator may determine in a Grant Agreement), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

      (E) EMERGENCY WITHDRAWALS. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section 10 and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant's property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Administrator shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Administrator may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

      (F) UNSECURED RIGHTS TO DEFERRED COMPENSATION. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

11.   PHANTOM STOCK

      The Administrator may from time to time grant Awards to eligible participants denominate in stock-equivalent units ("Phantom Stock") in such amounts and on such terms and conditions as it shall determine. Phantom Stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of Phantom Stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any Shares of Common Stock represented by a Phantom Stock unit solely as a result of the grant of a Phantom Stock unit to the grantee.

12.   OTHER STOCK-BASED AWARDS

      The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

13.   PERFORMANCE AWARDS

      (A) PERFORMANCE UNITS. Subject to the limitations set forth in paragraph
(c) hereof, the Administrator may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in a Grant Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time.

      (B) PERFORMANCE COMPENSATION AWARDS. Subject to the limitations set forth in paragraph (c) hereof, the Administrator may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Administrator shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing within the time required under Code Section 162(m), a "Performance Period", "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code
Section 162(m).

      A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

      (C) LIMITATIONS ON AWARDS. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one (1) Participant may receive for any one (1) Performance Period shall be determined from time to time by the Administrator. The Administrator shall have the discretion to provide in any Grant Agreement that any amounts earned in excess of any such limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one (1) or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of any such limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

      (D) DEFINITIONS.

            (i) "Performance Formula" means, for a Performance Period, one (1) or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

            (ii) "Performance Measure" means one (1) or more of the following selected by the Administrator to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code
Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

      Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

            (iii) "Performance Period" means one (1) or more periods of time (of not less than one (1) fiscal year of the Company), as the Administrator may designate, over which the attainment of one (1) or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

      (E) DEFERRAL ELECTIONS. At any time prior to the date that is at least six
(6) months before the close of a Performance Period (or shorter or longer period that the Administrator selects) with respect to an Award of either Performance Units or Performance Compensation, the Administrator may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Administrator, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 10 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 13(a) or Section 13(b) above.

14.   TAXES

      (A) GENERAL. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

      (B) DEFAULT RULE FOR EMPLOYEES. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

      (C) SPECIAL RULES. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 14, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

      (D) SURRENDER OF SHARES. If permitted by the Administrator, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 14, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

      (E) INCOME TAXES AND DEFERRED COMPENSATION. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under
Section 409A of the Code or any distribution event that is both allowable under
Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C). The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

      (F) LOANS. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

15.   TRANSFERS, ADJUSTMENTS AND CHANGE IN CONTROL TRANSACTIONS

      (A) TRANSFERABILITY. Except as otherwise determined by the Administrator, and in any event in the case of an ISO or a Stock Appreciation Right granted with respect to an ISO, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

      (B) ADJUSTMENTS FOR CORPORATE TRANSACTIONS AND OTHER EVENTS.

            (i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one (1) fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

            (ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 15(b)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, shall make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

            (iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding Options and SARs under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of Options and SARs under the Plan will be permitted, for a period of at least twenty (20) days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, however, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

            (iv) Pooling of Interests Transactions. In connection with any business combination authorized by the Board, the Administrator, in its sole discretion and without the consent of the holders of the Awards, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards, in whole or in part, regardless of the vested status of the Award, but solely to the extent necessary to facilitate the compliance of such transaction with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

            (v) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      (C) SUBSTITUTION OF AWARDS IN MERGERS AND ACQUISITIONS. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

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

16.   TIME OF GRANTING OF AWARDS

      The date of grant ("Grant Date") of an Award shall be the date on which the Administrator makes the determination granting such Award or such other date as is determined by the Administrator, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Administrator makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

17.   MODIFICATION OF AWARDS AND SUBSTITUTION OF OPTIONS

      (A) MODIFICATION, EXTENSION AND RENEWAL OF AWARDS. Within the limitations of the Plan, the Administrator may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Grant Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Administrator to act unilaterally to make the modification.

      (B) SUBSTITUTION OF OPTIONS. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
(i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

18.   TERM OF PLAN

      The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 22 below, unless the Plan is sooner terminated under Section 19 below.

19.   AMENDMENT AND TERMINATION OF THE PLAN

      (A) AUTHORITY TO AMEND OR TERMINATE. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue or terminate the Plan.

      (B) EFFECT OF AMENDMENT OR TERMINATION. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 15 above, or it is otherwise mutually agreed between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Administrator may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

20.   CONDITIONS UPON ISSUANCE OF SHARES

      Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

21.   RESERVATION OF SHARES

      The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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22.   EFFECTIVE DATE

      (A) EFFECTIVE DATE; TERMINATION DATE. This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company's shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Administrator in its discretion) within one (1) year from the date of approval by the Board, this Plan and any Awards shall be null, void and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan, or if earlier, the tenth (10th) anniversary of the date this Plan is approved by the shareholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

23.   GOVERNING LAW

      The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Florida, without regard to its conflict of laws principles.

24.   OTHER APPLICABLE LAWS AND REGULATIONS

      (A) U.S. SECURITIES LAWS. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act, or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act, and a legend to that effect may be placed on the certificates representing the Shares.

      (B) OTHER JURISDICTIONS. To facilitate the making of any grant of an Award under this Plan, the Administrator may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

25.   NO SHAREHOLDER RIGHTS

      Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

26.   NO EMPLOYMENT RIGHTS

      Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual's interests under the Plan.

27.   NO TRUST OR FUND CREATED

      Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

28.   COMPLIANCE WITH SECTION 409A OF THE CODE

      The Company intends that all Options granted under the Plan not be considered to provide for the deferral of compensation under Section 409A of the Code and that any other Award that does provide for such deferral of compensation shall comply with the requirements of Section 409A of the Code and, accordingly, this Plan shall be so administered and construed. Further, the Company may modify the Plan and any Award to the extent necessary to fulfill this intent.

                                    * * * * *

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